                                  EXHIBIT 99.1

                 [letterhead of Texas Department of Insurance]
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333 Guadalupe Street, P.O. Box 149104 Austin, Texas 78714-9104
512/463-6169


STATE OF TEXAS       )
                     )
COUNTY OF TRAVIS     )

The Commissioner of Insurance, as the chief administrative and executive officer and custodian of records of the Texas Department of Insurance has delegated to the undersigned the authority to certify the authenticity of documents filed with or maintained by or within the custodial authority of the Office of the Chief Clerk of the Texas Department of Insurance.

Therefore, I hereby certify that the attached documents are true and correct copies of the documents described below and are filed with or maintained by or within the custodial authority of the Office of the Chief Clerk of the Texas Department of Insurance.

          Official Order No. 98-0197 of the Commissioner of Insurance of the State of Texas, dated 2/18/98 consisting of four (4) pages;

Subject considered:

                    PROFESSIONAL BENEFITS INSURANCE COMPANY
                                 HOUSTON, TEXAS

            CONFIDENTIAL ORDER CREATING STATE OF CONSERVATORSHIP AND
                     APPOINTMENT OF CONSERVATOR BY CONSENT

                              DOCKET NO. C-97-0871

 IN TESTIMONY WHEREOF, witness my hand and seal of office at Austin, Texas, this

                                        19th day of February A.D. 1998

                                        ELTON BOMER
                                        COMMISSIONER OF INSURANCE


                                        By:      /s/ Bernice Ross
                                           -----------------------------------
                                                 Bernice Ross
                                                 Deputy Chief Clerk
                                                 Commissioner's Administration

No. 98-0197

                               OFFICIAL ORDER
                                   of the
                          COMMISSIONER OF INSURANCE
                                   of the
                               STATE OF TEXAS
                                AUSTIN, TEXAS

         Date:   FEB 18 1998

Subject Considered:

                   PROFESSIONAL BENEFITS INSURANCE COMPANY
                               Houston, Texas

            CONFIDENTIAL ORDER CREATING STATE OF CONSERVATORSHIP
                       AND APPOINTMENT OF CONSERVATOR
                                 BY CONSENT

                            DOCKET NO. C-97-0871

General Remarks and official action taken:

On this day came on for consideration the business affairs and operations of PROFESSIONAL BENEFITS INSURANCE COMPANY, Houston, Texas (hereinafter also referred to as RESPONDENT), and the consent of RESPONDENT, as that term is defined in Texas Insurance Code, Article 21.28-A, Section 2(d) for the immediate appointment of a Conservator over the affairs of RESPONDENT.

The Commissioner of Insurance finds that RESPONDENT has requested and consented to the appointment of a Conservator, that the request and consent are properly made, and that a Conservator should be appointed over the affairs and property of RESPONDENT. Under the provisions of Texas Insurance Code, Article 21.28-A, it is ORDERED by the Commissioner of Insurance that RESPONDENT be placed in conservatorship and that Neal Rockhold be appointed Conservator of RESPONDENT and that the Conservator is directed to take charge of RESPONDENT and all the property, books, records, and effects thereof (including, but not limited to, bank accounts, securities, collections of accounts, rentals and other funds due RESPONDENT, and the control of mail and post office boxes), and to conduct the business thereof.

It is FURTHER ORDERED that the Conservator shall make a report to the Commissioner of Insurance of the affairs of RESPONDENT as soon as he ascertains them and shall thereafter make a report once each month during the pendency of the conservatorship, and the Conservator









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
COMMISSIONER'S ORDER
CONSENT TO CONSERVATORSHIP
PROFESSIONAL BENEFITS INSURANCE COMPANY
PAGE 2 OF 4 PAGES




shall take all necessary measures to preserve, protect and recover the assets and property of RESPONDENT, including claims and causes of action belonging to RESPONDENT, and to defend any suit or suits necessary or incident to the preservation, protection or recovery of assets and property of RESPONDENT.

It is FURTHER ORDERED that the costs incident to the Conservator's service rendered pursuant to this Order shall be fixed and determined by the Commissioner of Insurance and shall be a charge against the assets and funds of RESPONDENT to be allowed and paid as the Commissioner of Insurance may determine.

It is ORDERED that this Order shall be binding on RESPONDENT, its agents, servants, officers, directors, employees, accountants, and on those persons in active concert or participation with them, or who receive actual or constructive notice of this Order by personal service or otherwise.

It is FURTHER ORDERED that this Order and all hearings and orders, notices, correspondence, reports, records, and other information in the possession of the Texas Department of Insurance relating to the conservatorship of RESPONDENT are confidential pursuant to the provision of TEX. INS. CODE ANN. art. 21.28-A
Section 3A. However, the Conservator is expressly authorized to disclose this Order and the state of conservatorship to financial institutions as needed, to obtain access to deposits and records of RESPONDENT, or to set up additional accounts in the name of RESPONDENT, and to effectuate the terms of this order and the provisions of TEX. INS. CODE ANN. art. 21.28-A. The Conservator is further expressly authorized to disclose this Order and the state of conservatorship to any department, agency or instrumentally of this or another state or of the United States. The Conservator is further expressly authorized to disclose this Order and the state of conservatorship to any potential investors and reinsurers as necessary to effectuate the rehabilitation of RESPONDENT or the conservation of RESPONDENT'S assets.

It is FURTHER ORDERED that a certified copy of this Order shall forthwith be deposited with the United States Postal Service as certified mail, return receipt requested, addressed to PROFESSIONAL BENEFITS INSURANCE COMPANY, 10835 Rockley Road, Houston, Texas 77099, such being the last and best known address of RESPONDENT as shown by the records of the Texas Department of Insurance.

It is FURTHER ORDERED that the Conservator shall take charge of RESPONDENT as above set out subject to such further orders and directions as the Commissioner of Insurance deems proper and necessary.










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COMMISSIONER'S ORDER
CONSENT TO CONSERVATORSHIP
PROFESSIONAL BENEFITS INSURANCE COMPANY
PAGE 3 OF 4 PAGES




It is FURTHER ORDERED that the Conservator shall comply with all provisions of the Texas Insurance Code relating to filings and reports for approval.

                                          ELTON BOMER
                                          COMMISSIONER OF INSURANCE

                                          By:  /s/ Kevin Brady
                                             --------------------------------
                                               KEVIN BRADY
                                               DEPUTY COMMISSIONER
                                               FINANCIAL PROGRAM
                                               COMMISSIONER'S ORDERS
                                               NOS. 94-0487, & 95-0799

Reviewed By:

  /s/ Gene C. Jarmon
----------------------------------
Gene C. Jarmon, Staff Attorney
Legal & Compliance Division

Consented and Agreed to:

PROFESSIONAL BENEFITS INSURANCE COMPANY

By:            /s/ Dr. James O. Henry, Jr.
   ---------------------------------------
(Printed name) DR. JAMES O. HENRY, JR.
              ----------------------------
Title:   CHAIRMAN, BOARD OF DIRECTORS
      ------------------------------------



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COMMISSIONER'S ORDER
CONSENT TO CONSERVATORSHIP
PROFESSIONAL BENEFITS INSURANCE COMPANY
PAGE 4 OF 4 PAGES


STATE OF TEXAS       )
                     )
COUNTY OF DALLAS     )

          BEFORE ME, the undersigned notary public, personally appeared James
O. Henry, Jr., who being by me duly sworn, deposed as follows:

1. "My name is James O. Henry, Jr. I am of sound mind, capable of making this statement, and am personally acquainted with the facts herein stated.

2. I am Chairman of the Board of Directors of PROFESSIONAL BENEFITS INSURANCE INURANCE COMPANY, which holds a Certificate of Authority to transact the business of Insurance in the State of Texas. As an officer of PROFESSIONAL BENEFITS INSURANCE INURANCE COMPANY, I am authorized to make this statement and I agree to and execute this Consent Order on behalf of PROFESSIONAL BENEFITS INSURANCE INURANCE COMPANY.

3. PROFESSIONAL BENEFITS INSURANCE INURANCE COMPANY agrees with and consents to the issuance and service of the foregoing Consent Order to be entered by the Texas Commissioner of Insurance."


                                       /s/ Dr. James O. Henry, Jr.
                                       -----------------------------------

          SWORN TO AND SUBSCRIBED before me the undersigned authority, by James
O. Henry, Jr., Chairman of the Board of Directors of PROFESSIONAL BENEFITS
INSURANCE COMPANY on this   13   day of February 1998.


                                       /s/ Carmita L. Gordon
                                       -----------------------------------
                                           Signature of Notary Public

                                           9-8-2001
                                       -----------------------------------





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